Innovator Nasdaq-100 Managed Floor ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 97.9%		Shares	Value
Auto Manufacturers - 2.9%
Tesla, Inc. (a)		28,843	$8,891,432

Beverages - 2.1%
Coca-Cola Europacific Partners PLC		38,074	3,690,132
Keurig Dr Pepper, Inc.		85,778	2,800,652
			6,490,784

Biotechnology - 3.4%
Amgen, Inc.		15,115	4,460,436
Gilead Sciences, Inc.		52,323	5,875,350
			10,335,786

Commercial Services - 1.9%
PayPal Holdings, Inc. (a)		34,362	2,362,731
Verisk Analytics, Inc.		11,993	3,342,569
			5,705,300

Computers - 7.3%
Apple, Inc.		106,826	22,173,873

Distribution/Wholesale - 2.2%
Copart, Inc. (a)		64,038	2,902,843
Fastenal Co.		80,187	3,699,026
			6,601,869

Electric - 1.4%
Xcel Energy, Inc.		59,826	4,393,621

Food - 0.6%
Kraft Heinz Co.		61,595	1,691,399

Healthcare-Products - 1.6%
GE HealthCare Technologies, Inc. (b)		28,491	2,031,978
IDEXX Laboratories, Inc. (a)		5,216	2,786,961
			4,818,939

Internet - 21.1%
Alphabet, Inc. - Class A		43,020	8,255,538
Alphabet, Inc. - Class C		39,950	7,704,757
Amazon.com, Inc. (a)		82,777	19,378,923
CDW Corp.		9,108	1,588,253
Meta Platforms, Inc. - Class A		18,852	14,580,891
Netflix, Inc. (a)		9,140	10,596,916
PDD Holdings, Inc. - ADR (a)		18,369	2,083,963
			64,189,241

Lodging - 1.4%
Marriott International, Inc. - Class A		15,535	4,098,599

Oil & Gas - 0.8%
Diamondback Energy, Inc.		15,813	2,350,761

Retail - 4.1%
Costco Wholesale Corp.		10,073	9,464,993
Ross Stores, Inc. (b)		22,907	3,127,722
			12,592,715

Semiconductors - 26.2%(c)
Advanced Micro Devices, Inc. (a)		43,037	7,587,854
ARM Holdings PLC - ADR (a)(b)		7,177	1,014,648
ASML Holding NV		3,785	2,629,477
Broadcom, Inc.		68,349	20,074,101
Intel Corp. (b)		142,862	2,828,668
Lam Research Corp.		58,309	5,530,026
Marvell Technology, Inc.		21,680	1,742,422
Microchip Technology, Inc.		18,648	1,260,418
NVIDIA Corp.		179,529	31,932,823
NXP Semiconductors NV		9,016	1,927,350
ON Semiconductor Corp. (a)		51,068	2,878,193
			79,405,980

Software - 18.8%
AppLovin Corp. - Class A (a)		6,778	2,648,165
Autodesk, Inc. (a)		12,821	3,886,173
Datadog, Inc. - Class A (a)		17,648	2,470,367
Electronic Arts, Inc.		18,576	2,832,654
Microsoft Corp.		58,738	31,336,723
Palantir Technologies, Inc. - Class A (a)		42,728	6,765,979
Take-Two Interactive Software, Inc. (a)		17,529	3,904,234
Workday, Inc. - Class A (a)		13,577	3,114,292
			56,958,587

Telecommunications - 2.1%
T-Mobile US, Inc. (b)		27,372	6,525,759
TOTAL COMMON STOCKS (Cost $238,610,066)			297,224,645

PURCHASED OPTIONS - 1.1%(a)	Notional Amount	Contracts	Value
Put Options - 1.1%			$–
Invesco QQQ Trust Series 1 (d)(e)		–	$–
Expiration: 09/30/2025; Exercise Price: $435.00	$ 75,598,338	1,338	$99,012
Expiration: 12/31/2025; Exercise Price: $460.00	81,926,450	1,450	782,275
Expiration: 03/31/2026; Exercise Price: $420.00	81,248,438	1,438	759,264
Expiration: 06/30/2026; Exercise Price: $495.00	55,201,477	977	1,596,418
TOTAL PURCHASED OPTIONS (Cost $9,794,744)			3,236,969

SHORT-TERM INVESTMENTS - 2.4%			Value
Investments Purchased with Proceeds from Securities Lending - 2.4%		Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(f)		7,434,634	7,434,634
TOTAL SHORT-TERM INVESTMENTS (Cost $7,434,634)			7,434,634

TOTAL INVESTMENTS - 101.4% (Cost $255,839,444)			307,896,248
Money Market Deposit Account - 1.3% (g)			3,927,914
Liabilities in Excess of Other Assets - (2.7)%			(8,187,561)
TOTAL NET ASSETS - 100.0%			$303,636,601
two			–%
Percentages are stated as a percent of net assets.			–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $7,004,686.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Innovator Nasdaq-100 Managed Floor ETF
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Call Options - (0.2)%
NASDAQ 100 Index (a)(b)		–	$–
Expiration: 08/04/2025; Exercise Price: $23,800.00	$(88,228,856)	(38)	$(43,130)
Expiration: 08/08/2025; Exercise Price: $23,825.00	(92,872,480)	(40)	(140,280)
Expiration: 08/13/2025; Exercise Price: $23,800.00	(113,768,788)	(49)	(377,300)
TOTAL WRITTEN OPTIONS (Premiums received $959,609)			$(560,710)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator Nasdaq-100 Managed Floor ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$297,224,645	$–	$–	$297,224,645
Purchased Options	3,236,969	–	–	3,236,969
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,434,634
Total Investments	$300,461,614	$–	$–	$307,896,248

Liabilities:
Investments:
Written Options	$(560,710)	$–	$–	$(560,710)
Total Investments	$(560,710)	$–	$–	$(560,710)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $7,434,634 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Common Stocks	$297,224,645	97.9%
Purchased Options	3,236,969	1.1
Written Options	(560,710)	(0.2)
Investments Purchased with Proceeds from Securities Lending	7,434,634	2.4
Money Market Deposit Account	3,927,914	1.3
Liabilities in Excess of Other Assets	(7,626,851)	(2.5)
	$303,636,601	100.0%